                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------
                                    FORM 8-K
                                   ----------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of Earliest Event Reported) - July 15, 2002

                                   ----------



                              ZIFF DAVIS MEDIA INC.
             (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                     333-48014               36-4336460
(State or other jurisdiction of    Commission file number     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  28 East 28th Street, New York, New York 10016
          (Address of principal executive offices including zip code)

                                 (212) 503-3500
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events and Regulation FD Disclosure

     On July 15, 2002, the Registrant issued a press release discussing the Registrant's second quarter results and the status of its financial restructuring. Such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ZIFF DAVIS MEDIA INC.

                                                By:  /s/ BART W. CATALANE
                                                     --------------------
                                                     Bart W. Catalane
                                                     CHIEF OPERATING OFFICER
                                                     AND CHIEF FINANCIAL OFFICER


                                                Date:  July 16, 2002